AMENDMENT

                           Dated as of August 9, 2000

     This THIRD AMENDMENT among MARVEL ENTERPRISES, INC. (the "Borrower"), the GUARANTORS party hereto, the LENDERS party hereto and CITIBANK, N.A., as Agent, Collateral Agent and Issuer.

                             PRELIMINARY STATEMENTS:


     (1) The Borrower, the Guarantors, the Lenders, the Agent, the Collateral Agent and the Issuer have entered into a Credit Agreement dated as of April 1, 1999 and amended pursuant to the First Amendment dated as of March 21, 2000 and the Second Amendment dated as of June 1, 2000 (the "Credit Agreement"). Unless otherwise defined herein, the terms defined in the Credit Agreement are used herein as therein defined.

     (2) The parties have agreed to further amend the Credit Agreement as hereinafter set forth.

     NOW, THEREFORE, IN CONSIDERATION OF THE PREMISES, THE PARTIES HERETO AGREE AS FOLLOWS:

     SECTION 1. Amendments to Credit Agreement. (a) The preamble to Article 5 of the Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended to read in its entirety as follows:

            "The Borrower agrees that, so long as any Lender has any Credit Exposure hereunder or any interest or fees accrued hereunder remain unpaid; provided that the financial covenants contained in Sections 5.13, 5.14 and 5.15 will not be tested so long as (i) the Total Outstanding Amount does not exceed $20,000,000 and
            (ii) the Borrowing Base less the Total Outstanding exceeds $10,000,000 at all times during the months of June, July and August 2000 and $20,000,000 at all other times:"

     (b) Section 5.01(n) shall be renumbered as 5.01(o), and a new Section 5.01(n) inserted in its place to read in its entirety as follows:

           "On or prior to September 15, 2000, the Borrower will deliver to the Agent revised financial projections for each remaining month in Fiscal Year 2000 and each quarter in Fiscal Year 2001 which (A) will be prepared by the Borrower on the basis of assumptions which the Borrower believes in good faith to be reasonable as of the date of such projections, and
           (B) will represent the Borrower's good faith estimate of future performance of the Borrower and its Subsidiaries."

     SECTION 2. Amendment Fee. In connection with this Third Amendment, the Borrower will pay to the Agent for the account of the Lenders an amendment fee in the aggregate amount of $100,000, one-half of such fee ($50,000) to be paid upon execution of this Third Amendment by the Borrower and one-half ($50,000) to be paid on the date of execution and delivery by the Borrower to the Agent and the Lenders of an amendment to the Credit Agreement in form and substance satisfactory to the Required Lenders which amends the financial covenants set forth in Sections 5.13, 5.14 and 5.15 of the Credit Agreement in a manner consistent with the revised financial projections required to be delivered by the Borrower pursuant to Section 5.01(n) of the Credit Agreement.

     SECTION 3. Conditions of Effectiveness. This Third Amendment will become effective when the Agent shall have received (a) counterparts of this Third Amendment executed by the Borrower, the Guarantors and the Required Lenders and
(b) payment of the first $50,000 installment of the amendment fee referred to in
Section 2 above, payable to the Agent for the account of the Lenders executing this Third Amendment.

     SECTION 4. Representations and Warranties of the Borrower. The Borrower and
each      Guarantor      represents      and      warrants      as      follows:

          (a) After giving effect to this Third Amendment, all of the representations and warranties contained in Article 4 of the Credit Agreement and in other Loan Documents will be true in all material respects.

          (b) After giving effect to this Third Amendment, no Default or Event of Default shall have occurred and be continuing.

     SECTION 5. Reference to and Effect on the Loan Documents. (a) Upon the effectiveness of this Third Amendment, on and after the date hereof each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof", or words of like import referring to the Credit Agreement, will mean and be a reference to the Credit Agreement as amended hereby.

          (b) Except as specifically amended above, the Credit Agreement and all other Loan Documents are and will continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Loan Documents and all of the Collateral described therein do and will continue to secure the payment of all obligations of the Borrower and the Guarantors under the Credit Agreement, the Notes and the other Loan Documents, in each case as amended hereby.

          (c) The execution, delivery and effectiveness of this Third Amendment will not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

     SECTION 6. Execution in Counterparts. This Third Amendment may be executed in any number of counterparts, each of which when so executed and delivered will be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

     SECTION 7. Governing Law. This Third Amendment will be governed by, and construed in accordance with, the laws of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed by their respective authorized officers as of the date first above written.

                                    MARVEL ENTERPRISES, INC.,
                                            as Borrower

                                    By: /s/ Allen S. Lipson
                                        --------------------
                                        Name: Allen S. Lipson
                                        Title:Exec. VP Business & Legal Affairs


                                    MARVEL ENTERTAINMENT GROUP, INC.,
                                            as Guarantor

                                    By:/s/ Allen S. Lipson
        `                              ----------------------
                                        Name: Allen S. Lipson
                                        Title:Vice President


                                    MEI HOLDING COMPANY S CORP.,
                                            as Guarantor

                                    By:/s/ Allen S. Lipson
                                       -----------------------
                                        Name:Allen S. Lipson
                                        Title:Vice President


                                    MEI HOLDING COMPANY F CORP.,
                                            as Guarantor

                                    By:/s/ Allen S. Lipson
                                       ------------------------
                                        Name:Allen S. Lipson
                                        Title:Vice President


                                    MARVEL CHARACTERS, INC.,
                                            as Guarantor

                                    By:/s/Allen S. Lipson
                                      -----------------------
                                        Name:Allen S. Lipson
                                        Title:Vice President

                                    MARVEL RESTAURANT VENTURE CORP.,
                                            as Guarantor

                                    By:/s/ Allen S. Lipson
                                       -----------------------
                                        Name:Allen S. Lipson
                                        Title:Vice President


                                    MRV, INC., as Guarantor


                                    By:/s/ Allen S. Lipson
                                       ----------------------
                                        Name:Allen S. Lipson
                                        Title:Vice President


                                   CITIBANK, N.A., as Agent and Collateral Agent


                                   By:/s/ Thomas M Halsch
                                      -------------------------------------
                                        Name:Thomas M. Halsch
                                        Title:Vice President


                                    CITIBANK, N.A., as Issuer


                                    By:/s/ Thomas M Halsch
                                      -------------------------------------
                                        Name:Thomas M Halsch
                                        Title:Vice President


                                    CITIBANK, N.A., as Lender


                                    By:/s/ Thomas M Halsch
                                      -------------------------------------
                                        Name:Thomas M. Halsch
                                        Title:Vice President


                                    HELLER FINANCIAL, INC., as Lender


                                    By:/s/ Tara Wrobel
                                       -----------------------------------
                                        Name:Tara Wrobel
                                        Title:Vice President

                                    AMSOUTH BANK, as Lender


                                    By:/s/Kathleen F. Kerlinger
                                       ----------------------------------
                                        Name:Kathleen F. Kerlinger
                                        Title:Attorney-in-fact





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